UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2021

DUDDELL STREET ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333-249207	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8/F Printing House, 6 Duddell Street Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3468 6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	DSAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DSACW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DSACU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2021, Duddell Street Acquisition Corp. (the “Company”) received a notification letter from the Nasdaq Capital Market (“Nasdaq”) indicating that it is not in compliance with Section 5250(c)(1) of the Nasdaq Rules and Regulations as a result of its failure to timely file the Form 10-Q for the fiscal quarter ended March 31, 2021 (the “Form 10-Q”).

As previously disclosed in the Form 12b-25 filed by the Company on May 17, 2021, on April 12, 2021, the staff of the Securities and Exchange Commission (“SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”), which clarified guidance for all SPAC-related companies regarding the accounting and reporting for their warrants. The immediacy of the effective date of the new guidance set forth in the Statement has resulted in a significant number of SPACs re-evaluating the accounting treatment for their warrants with their professional advisors, including auditors and other advisors responsible for assisting SPACs in the preparation of financial statements. The Company is reviewing the impacts of the Statement, together with its professional advisors, on the Company’s unaudited financial statements for the quarterly period ended March 31, 2021. The foregoing, as well as the time and dedication of resources needed to prepare the Form 10-Q, in turn, has resulted in the Company’s delay in filing its Form 10-Q with the SEC by the prescribed deadline.

Under Nasdaq’s rules, the Company has 60 calendar days from the date of the notification letter to submit to Nasdaq a plan to regain compliance. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the Form 10-Q to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel. The Company intends to file its 10-Q as promptly as practicable to cure the deficiency outlined in the letter from Nasdaq.

As required by the Nasdaq rules, on June 1, 2021, the Company issued a press release regarding the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2021

DUDDELL STREET ACQUISITION CORP.

By:	/s/ Manoj Jain
Manoj Jain
Chief Executive Officer